SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 22, 2013

Body Central Corp.

 (Exact name of registrant as specified in its charter)

Delaware	001-34906	14-1972231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6225 Powers Avenue
Jacksonville, FL	32217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:  (904) 737-0811

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                 Results of Operations and Financial Condition.

On February 28, 2013, Body Central Corp. (the “Company”) issued a press release announcing its fourth quarter and year end 2012 financial results.  The press release is furnished as Exhibit 99.1 and is incorporated herein by reference. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 22, 2013, Beth R. Angelo resigned from her positions as the Chief Merchandising Officer and Executive Vice President of the Company, as announced by the Company on February 25, 2013 in a press release furnished as Exhibit 99.2 and incorporated herein by reference. Effective February 22, 2013, Ms. Angelo also resigned as a member of the board of directors of the Company.  Ms. Angelo has agreed to provide consulting services to the Company for a period of six months after her resignation, for which she will receive a monthly fee of $33,333.

In connection with Ms. Angelo’s resignation, the Company and Ms. Angelo entered into a separation agreement (the “Separation Agreement”).  Pursuant to the Separation Agreement, Ms. Angelo will continue to receive her base salary of $460,000 for a period of 12-months following her resignation, in exchange for her release of any and all potential claims against the Company.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01                                 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1                           Separation Agreement dated as of February 22, 2013 between Body Central Corp. and Beth R. Angelo

Exhibit 99.1                           Press release of Body Central Corp. dated February 28, 2013

Exhibit 99.2                           Press release of Body Central Corp. dated February 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.
(registrant)

February 28, 2013	By:	/s/Julia B. Davis
Julia B. Davis
Secretary and General Counsel